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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): January 22, 2001


                        WFS Financial 2000-D Owner Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                    333-95233                 33-0885464
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
(State or other jurisdiction         (Commission              (IRS employer
    of incorporation)                file number)          identification no.)


WFS Receivables Corporation (as Originator of the Trust)
6655 West Sahara Avenue
Las Vegas, Nevada                                                 89146
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(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: (702) 227-8100


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ITEM 5. OTHER EVENTS

On March 6, 2000, the Commission declared effective a Registration Statement on Form S-3 (File No. 333-95233) under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the Originator and WFS Financial Auto Loans, Inc.("WFAL") of several series of asset-backed securities through a series of trusts to be originated by the Originator and WFAL. Post-Effective Amendment No. 1 to that registration statement was filed on October 16, 2000 and the registration statement, as so amended by Post-Effective Amendment No. 1, was declared effective on October 23, 2000. As amended by Post-Effective Amendment No. 1, the Originator was permitted to be the sole originator of a trust organized to issue a series of asset-backed securities under the Registrations Statement, as amended. The WFS Financial 2000-D Owner Trust (the "Trust") was the first of the trusts to be so originated and the Trust issued the following securities pursuant to a prospectus dated as of November 6, 2000 consisting of a prospectus supplement and base prospectus (the "Prospectus"):

          $174,000,000 of 6.698% Auto Receivable Backed Notes, Class A-1, $236,000,000 of 6.760% Auto Receivable Backed Notes, Class A-2, $340,000,000 of 6.830% Auto Receivable Backed Notes, Class A-3, $250,000,000 of 6.980% Auto Receivable Backed Notes, Class A-4

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Notes") were issued by the Trust on November 14, 2000. Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Prospectus, the assets of the Trust will include (i) a pool of retail installment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "Insurer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom. The Trust did not issue any certificates representing ownership interests in the assets of the Trust pursuant to the Prospectus, but did issue certificates to the Originator. The certificates issued to the Originator are not registered pursuant to the Registration Statement, as amended.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and the Originator of the Trust, the Indenture Trustee will deliver to each Noteholder with respect to each quarterly distribution to holders of the Notes a statement (the "Statement to Securityholders") setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the January 22, 2001 Distribution Date is filed herewith as Exhibits 21.1 and 21.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts in the amount of $66,506,741.45 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the

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Reinvestment Contract entered into among Western Financial Bank, WFS Financial
Auto Loans 2, Inc. and the Indenture Trustee (the "RIC"), and $66,506,741.45 was distributed from the RIC to the Indenture Trustee for distribution to the holders of the Notes and as otherwise required by the Indenture and Sale and Servicing Agreement applicable to the Trust on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WFS FINANCIAL 2000-D OWNER TRUST

                                        By: WFS Financial Inc
                                            as Master Servicer


Date: January 24, 2001                  /s/ MARK OLSON
                                        ----------------------------------------
                                        Mark Olson, Senior Vice President and
                                        Controller


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                                INDEX TO EXHIBITS

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
    Exhibit No.                            Description                                  Page
    -----------                            -----------                                  ----
       21.1      Statement to Securityholders as to the                                  ___
                 January 22, 2001 Distribution Date

       21.2      Distribution Date Statement dated as of                                 ___
                 December 31, 2000 for the January 22, 2001 Distribution Date

       21.3      Consolidated financial statements of Financial                          ___
                 Security Assurance Inc. and Subsidiaries as of December 31,
                 1999 and 1998, and for each of the three years in the period ended December 31, 1999 (Incorporated by reference from the
                 Annual Report on Form 10-K of Financial Security Assurance
                 Holdings Inc. for the year ended December 31, 1999 (file #
                 1-12644) as filed on or about March 24, 2000)

       21.4      Condensed consolidated financial statements of                          ___
                 Financial Security Assurance Inc. for the three month period ended March 31, 2000 (Incorporated by reference from the
                 Quarterly Report on Form 10-Q of Financial Security
                 Assurance Holdings Inc. for the quarter ended March 31,
                 2000 (file # 1-12644) as filed on or about May 12, 2000).

       21.5      Condensed consolidated financial statements of                          ___
                 Financial Security Assurance Inc. for the six month period ended June 30, 2000 (Incorporated by reference from the
                 Quarterly Report on Form 10-Q of Financial Security
                 Assurance Holdings Inc. for the quarter ended June 30, 2000
                 (file # 1-12644) as filed on or about August 14, 2000).

       21.6      Condensed consolidated financial statements of                          ___
                 Financial Security Assurance Inc. for the nine month period ended September 30, 2000 (Incorporated by reference from
                 the Quarterly Report on Form 10-Q of Financial Security
                 Assurance Holdings Inc. for the quarter ended September 30,
                 2000 (file # 1-12644) as filed on or about November 13,
                 2000).
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